Exhibit 10.4

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

            This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is dated as of February 20, 2009, by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"), SEITEL, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages to the Loan Agreement, as defined below (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

WITNESSETH:

            WHEREAS, Borrowers and Lender entered into that certain Amended and Restated Loan and Security Agreement, dated as of February 14, 2007, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of December 24, 2008, by and among the Borrower, Parent and Lender (as so amended, the "Loan Agreement");

            WHEREAS, Borrowers have requested that the Lender modify a certain financial covenant, as more fully set forth herein; and

            WHEREAS, Lender is willing to modify the financial covenant, subject to the terms hereof;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1.  Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2.  Amendment.  Upon the Second Amendment Effective Date (as hereinafter defined), Schedule 7.17(a) attached to the Loan Agreement is hereby deleted in its entirety and replaced with the revised Schedule 7.17(a) attached to this Amendment.

SECTION 3.   Representations, Warranties and Covenants of the Borrowers.  Each of the Borrowers represents and warrants to Lender and agrees that:

(a)        the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender;

(b)        on the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)        the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of the Borrowers, and this Amendment is a legal, valid and binding obligation of each of the Borrowers enforceable against any Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)        the execution, delivery and performance of this Amendment do not conflict with or result in a breach by any of the Borrowers of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Borrower is a party or is subject.

SECTION 4.   Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective as of December 31, 2008 (the "Second Amendment Effective Date"), upon satisfaction of each of the following conditions:

            (a)        the Borrowers and Lender shall have executed and delivered to Lender this Amendment and such other documents as Lender may reasonably request;

            (b)        each Guarantor shall have executed and delivered to Lender such reaffirmations of their respective obligations as may be required by Lender, in each instance in form and substance satisfactory to Lender;  and

(c)        all legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to Lender and its counsel.

SECTION 5.   Execution in Counterparts.  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6.   Amendment Fee; Costs and Expenses.  The Borrowers acknowledge and agree that, on the Second Amendment Effective Date, the Lender shall earn in full a non-refundable amendment fee in the amount of $10,000, and the Lender is authorized to charge the Loan Account in the amount of such fee on the Second Amendment Effective Date.  The Borrowers hereby affirm their obligation under the Loan Agreement to reimburse Lender for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for Lender with respect thereto.

SECTION 7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 8.   Effect of Amendment; Reaffirmation of Loan Documents.  The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

SECTION 9.   Headings.  Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10. Release.  EACH BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  EACH BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, ATTORNEYS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF SUCH BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SEITEL, INC.,
a Delaware corporation

By:	/s/ Marcia H. Kendrick
Name:	Marcia H. Kendrick
Title:	Senior Vice President

SEITEL DATA, LTD.
a Texas limited partnership

By:	Seitel Delaware, Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Marcia H. Kendrick
	Name:	Marcia H. Kendrick
	Title:	Vice President

SEITEL MANAGEMENT, INC.
a Delaware corporation

By:	/s/ Marcia H. Kendrick
Name:	Marcia H. Kendrick
Title:	Vice President

MATRIX GEOPHYSICAL, INC.
a Delaware corporation

By:	/s/ Marcia H. Kendrick
Name:	Marcia H. Kendrick
Title:	Vice President

SEITEL SOLUTIONS, LTD.,
a Texas limited partnership

By:	Seitel Solutions, Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Marcia H. Kendrick
	Name:	Marcia H. Kendrick
	Title:	Vice President

WELLS FARGO FOOTHILL, INC.
a California corporation

By:	/s/ William M. Plough
Name:	William M. Plough
Title:	Vice President